SUBJECT TO REVISION
TERM SHEET DATED MARCH 8, 1999

                      $759,500,000 Asset Backed Notes
                  Case Equipment Receivables Trust 1999-A
                                   Issuer
                          Case Receivables II Inc.
                                   Seller
                          Case Credit Corporation
                                  Servicer

Attached is a preliminary term sheet describing the structure, collateral pool and certain aspects of the Case Equipment Receivables Trust 1999-A. The term sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the term sheet are preliminary and will be superseded in their entirety by a final prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission (the "Commission") or incorporated by reference in the relevant registration statement. In addition, the attached term sheet supersedes any prior or similar term sheet.

None of the underwriters named below and none of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached term sheet. This cover sheet is not a part of the term sheet.

The registration statement (including a base prospectus) relating to the trust has been filed with the Commission and has been declared effective. The final prospectus supplement and prospectus relating to the securities to be issued by the trust will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities of the trust in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of any such state. Interested persons are referred to the prospectus and prospectus supplement. Any investment decision should be based upon the information in the final prospectus supplement and prospectus as of their publication date. Sales of the securities to be offered by the trust may not be consummated unless the purchaser has received both the final prospectus supplement and the prospectus. The securities to be offered by the trust under the prospectus and the prospectus supplement have not been approved or disapproved by the Commission or any state securities commission; any representation to the contrary is a criminal offense.

                     Underwriters of the Class A Notes
Credit Suisse First Boston
               Chase Securities Inc.
                          First Chicago Capital Markets, Inc.
                                    Merrill Lynch & Co.
                                          NationsBanc Montgomery Securities LLC
                                                            Salomon Smith Barney

                         Underwriters of the Class B Notes
Credit Suisse First Boston                                   Merrill Lynch & Co.

                      $759,500,000 Asset Backed Notes
                  Case Equipment Receivables Trust 1999-A

                            Subject to Revision

                                 TERM SHEET

Issuer.....................Case Equipment Receivables Trust 1999-A, a Delaware
                             business trust.

Seller.....................Case Receivables II Inc. (the "Seller"), a Delaware
                             corporation and a wholly-owned subsidiary of Case Credit Corporation.

Servicer...................Case Credit Corporation, a Delaware corporation.

Indenture Trustee..........Harris Trust and Savings Bank.

Trustee....................The Bank of New York.

The Notes:

A. The Class A Notes.......$ 75,550,000 Class A-1 _____% Asset Backed Notes
                             (the "A-1 Notes").

                           $294,000,000 Class A-2 _____% Asset Backed Notes
                             (the "A-2 Notes").

                           $137,000,000 Class A-3 _____% Asset Backed Notes
                             (the "A-3 Notes").

                           $221,950,000 Class A-4 _____% Asset Backed Notes
                             (the "A-4 Notes" and, with the A-1 Notes, A-2 Notes and A-3 Notes, the "Class A Notes").

B. The Class B Notes.......$31,000,000 Class B _____% Asset Backed Notes
                             (the "Class B Notes," and, with the Class A Notes,
                              the "Notes"). The Notes and the Certificates are collectively called the "Securities."

The Receivables............The Receivables consist of retail installment sale contracts or loans (the "Retail
                              Installment Contracts") secured by new or used agricultural, construction or other equipment (including forestry equipment) and leases ("Leases" and together with the Retail Installment Contracts, the "Contracts") of similar equipment, including rights to receive certain payments made with respect to such Receivables, and security or ownership interests in the equipment financed under the Receivables, and the proceeds thereof. On the closing date, the trust will purchase Contracts (the "Initial Receivables") with a fixed rate of interest that have an aggregate Contract Value of $399,849,962.72 as of February 28, 1999 (the "Initial Cutoff Date").

                           All of the Leases to be included in the trust are
                              of a type referred to by Case Credit as Full
                              Payout Leases. "Full Payout Leases" are
                              Leases that give the lessee the option to purchase the leased equipment for $1 or less at the end of the lease term. If a lessee does not elect to purchase the leased equipment, then the Dealer that originated the Lease is required to do so and is entitled to obtain the equipment from the lessee. In no case will the trust (or Case Credit, as Servicer) obtain possession of any leased equipment or be entitled to the proceeds from the sale of such equipment unless the equipment is repossessed in a default situation.


                            For law purposes, the Full Payout Leases are
                              "leases intended as security" (often called
                              "finance leases"), rather than true leases.
                              As a result, with respect to matters relating to security interests in the related Financed Equipment and remedies on default, the Full Payout Leases are very similar to Retail Installment Contracts.


                            As used herein: "Contract Value" of the
                              Receivables is generally equivalent to their principal balance and is defined, as of any calculation date (including the Initial Cutoff Date), as the present value of the scheduled and unpaid payments on the Receivables discounted monthly at an annual rate equal to (a) in the case of the Initial Receivables, 8.519%, which is the weighted average APR of the Initial Receivables as of the Initial Cutoff Date (the "Initial Cutoff Date APR") and (b) in the case of the Subsequent Receivables, the weighted average APR of the Subsequent Receivables sold as of the applicable Subsequent Cutoff Date (the "Subsequent Cutoff Date APR").


                            The trust will be obligated to purchase,
                              subject only to the availability thereof, additional Contracts (the "Subsequent Receivables") from time to time during the Funding Period having an aggregate Contract Value of $375,150,037.28, such amount being equal to the amount on deposit in a Pre-Funding Account (the "Pre-Funding
                              Account") on the Closing Date (the "Initial
                              Pre-Funded Amount"). It is expected that Subsequent Receivables will be conveyed to the trust monthly on dates specified by the Seller (each date on which Subsequent Receivables are conveyed being referred to as a "Subsequent Transfer Date") occurring during the Funding Period, with such transfers being given effect as of the close of business on the last day of the preceding calendar month (each, a "Subsequent Cutoff Date"). The Subsequent Receivables together with the Initial Receivables are referred to herein as the "Receivables." The "Funding Period" means the period from and including the closing date until the earliest of: (a) the first Payment Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the trust on or before such Determination Date) is less than $100,000,
                              (b) the occurrence of an event of default or a servicer default, (c) the occurrence of certain events of insolvency with respect to the Seller or the Servicer and (d) the close of business on the September, 1999 Payment Date.

Terms of the Notes:

A. Interest Payments.......The A-1 Notes and the A-2 Notes will bear interest at a fixed rate per annum,
                              calculated on the basis of the actual number of days in the applicable interest period and a 360-day year. The A-3 Notes, A-4 Notes and Class B Notes will each bear interest at a fixed rate per annum, calculated on the basis of a 360-day year of twelve 30-day months. Interest on the Notes will be payable on the fifteenth day of each calendar month or, if any such date is not a business day, on the next business day (each, a "Payment Date"), commencing on April 15, 1999, except that interest on the A-1 Notes will also be paid on April 7, 2000 (the "Special Payment Date") if any A-1 Notes remain outstanding after the March 2000 Payment Date. Interest on the
                              Class B Notes will not be paid on any Payment Date unless interest payments on the Class A Notes for such Payment Date have been paid in full. If the amount of interest on the Class
                              A Notes payable on any Payment Date exceeds the amounts available on such date, the Class A Noteholders will receive their ratable share (based upon the total amount of interest due to each of them) of the amount available to be distributed in respect of interest on the Class A Notes.

B. Principal Payments......The principal of the Class A Notes will be payable on each Payment Date, to the extent of funds available therefor, in an amount generally equal to the Class A Noteholders' Monthly Principal Distributable Amount to the holders of the various Classes of Class A Notes, sequentially, so that no principal will be paid on any Class of Class A Notes until each Class of Class A Notes with a lower numerical designation has been paid in full (e.g., no principal will be paid on the A-2 Notes until the A-1 Notes have been paid in full). However, the final payment of principal on the A-1 Notes will be payable on the Special Payment Date. The principal of the Class B Notes will be payable on each Payment Date, to the extent of funds available therefor, in an amount generally equal to the Class B Noteholders' Monthly Principal Distributable Amount; provided, that no principal payments will be made with respect to the Class B Notes on any Payment Date until all amounts payable with respect to the Class A Notes on that Payment Date have been paid in full.

                           As used herein, with respect to any Payment Date:

                            "Class A Noteholders' Monthly Principal
                              Distributable Amount" means, with respect to any payment date until the payment date on which the outstanding amount of the Class A Notes has been reduced to zero, the Principal Distributable Amount minus the Class B Noteholders' Adjusted Principal Distributable Amount.

                            "Class B Noteholders' Principal Carryover
                              Shortfall" means, with respect to any payment date, the excess of the Class B Noteholders' Monthly Principal Distributable Amount for the preceding payment date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class B Notes on such preceding Payment Date.

                            "Class B Noteholders' Adjusted Principal
                              Distributable Amount" means, with respect to each payment date, an amount equal to the excess, if any, of: (a) the outstanding amount of the Class B Notes on the related record date minus any Class B Noteholders' Principal Carryover Shortfall over (b) the Initial Class B Percentage of the sum of the outstanding Pool Balance and the Pre-Funded Amount as of the beginning of the current Collection Period; provided, however, that if on the related Record Date any principal of the A-1 Notes remains outstanding, then the Class B Noteholders' Adjusted Principal Distributable Amount for such payment date shall not exceed an amount equal to the aggregate unscheduled principal payments on the Receivables received during the related Collection Period. Notwithstanding the above, on and after the payment date on which the Class A Notes are reduced to zero, the Class B Noteholders' Adjusted Principal Distributable Amount shall be the Principal Distributable Amount less the amount necessary to reduce the Class A Notes to zero.

                            "Class B Noteholders' Monthly Principal
                              Distributable Amount" means, with respect to any payment date, the sum of (a) the Class B Noteholders' Adjusted Principal Distributable Amount for such payment date and (b) the Class B Noteholders' Principal Carryover Shortfall for such payment date; provided, however, that the sum of clauses (a) and (b) shall not exceed the outstanding amount of the Class B Notes, and, on the Final Scheduled Maturity Date, the Class B Noteholders' Monthly Principal Distributable Amount will include the amount, to the extent of available funds, necessary to reduce the outstanding amount of the Class B Notes to zero.

                           "Initial Class B Percentage" means 4.0%.

                           "Principal Carryover Shortfall" means, with
                              respect to each payment date, the excess of the Principal Distributable Amount for the preceding payment date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Notes on such preceding payment date.

                            "Principal Distributable Amount" means, with
                              respect to each payment date, the sum of (a) the Principal Distribution Amount plus (b) the Principal Carryover Shortfall.

                            "Principal Distribution Amount" means, with
                              respect to any Payment Date, the amount (not less than zero) equal to (i) the sum of the Contract Value of all Receivables and the Pre-Funded Amount as of the beginning of the immediately preceding Collection Period less
                              (ii) the sum of the Contract Value of all Receivables and the Pre-Funded Amount as of the beginning of the current Collection Period.

                            The outstanding principal amount, if any, of
                              the A-1 Notes, the A-2 Notes and the A-3
                              Notes will be payable in full on April 7, 2000, the September, 2002 Payment Date and the July, 2003 Payment Date, respectively, in each case from funds available therefor. The outstanding principal amount, if any, of the A-4 Notes and the Class B Notes will be payable in full on the August, 2005 Payment Date (the "Final Scheduled Maturity Date"), in each case from funds available therefor.

C. Optional Redemption.....The remaining Notes may be prepaid in whole, but not in part, at a price equal to the unpaid principal balance of such Notes plus accrued and unpaid interest thereon, on the Payment Date on which the Servicer exercises its clean-up call with respect to the Receivables. The Servicer may exercise its clean-up call when the Pool Balance declines to 10% or less of the Initial Pool Balance. As used herein, the "Pool Balance" means the sum of the aggregate Contract Values of the Receivables at the beginning of a collection period, after giving effect to all payments received from obligors and certain amounts to be remitted by the Servicer and the Seller for the purchase of Receivables, as the case may be, with respect to the preceding collection period and all losses realized on Receivables liquidated during such preceding collection period; and "Initial Pool Balance" means the sum of: (a) the Pool Balance as of the Initial Cutoff Date plus (b) the aggregate Contract Value of all Subsequent Receivables sold to the trust as of their respective Subsequent Cutoff Dates.

Other Securities...........In addition to the Notes, the trust will also issue $15,500,000 ___ % Asset Backed
                              Certificates (the "Certificates"). The
                              Certificates will not be publicly offered.

                            The Certificates will bear interest at a fixed
                              rate per annum (except that during the
                              Funding Period no interest will accrue on the pre-funded portion of the Certificates). No principal with respect to the Certificates will be distributable until the Notes have been repaid in full.

Pre-Funding Account........The amount on deposit in the Pre-Funding
                              Account (the "Pre-Funded Amount") will
                              initially equal the Initial Pre-Funded Amount of $375,150,037.28, and, during the Funding Period, will be reduced by the amount thereof used to purchase Subsequent Receivables and deposited in the Yield Supplement Account or Spread Account.

                            Negative Carry Account.....In order to maintain
                              the rating of the Notes at their initial levels, the Servicer will establish and maintain in the name of the Indenture Trustee an account (the "Negative Carry Account") for the benefit of the Noteholders. The Negative Carry Account will be created with an initial deposit by the Seller.

Yield Supplement Account...In order to maintain the rating of the Notes at their initial levels, the Servicer will
                              establish and maintain in the name of the Indenture Trustee an account (the "Yield Supplement Account") for the benefit of the Noteholders. However, no deposit is required to be made into the Yield Supplement Account on or before the closing date. After the closing date, deposits will only be required to be made into the Yield Supplement Account on Subsequent Transfer Dates and then only if the Required Yield Supplement Account Balance determined for the subject Subsequent Transfer Date is greater than zero. On each Subsequent Transfer Date, cash or eligible investments having a value equal to any positive Required Yield Supplement Balance for such Subsequent Transfer Date (minus any amount then on deposit in the Yield Supplement Account) will be withdrawn from the Pre-Funding Account and deposited in the Yield Supplement Account.

                            Prior to each Payment Date, the Servicer will
                              calculate an amount (the "Available Yield
                              Supplement Amount") equal to the Maximum
                              Yield Supplement Amount for all Receivables that were liquidated or prepaid during the related collection period, as calculated for each such Receivable immediately prior to such liquidation or prepayment. On each Payment Date, funds on deposit in the Yield Supplement Account in an amount up to the Available Yield Supplement Amount will be made available to cover any shortfalls in distributions to Noteholders before any withdrawal is made from the Spread Account.

                            Funds on deposit in the Yield Supplement
                              Account may be withdrawn and paid to the Seller on any day if each of the rating agencies for the Notes has confirmed that such action will not result in a withdrawal or downgrade of its rating of any class of Notes.

                            "Required Yield Supplement Account Balance"
                              means, for any Subsequent Transfer Date, the excess, if any, of (a) the sum of the Maximum Yield Supplement Amounts for each Receivable as of the end of the prior collection period (or the applicable Subsequent Transfer Cutoff Date for Subsequent Receivables being transferred on that Subsequent Transfer
                              Date), over (b) the Expected Excess Spread.

                            "Maximum Yield Supplement Amount" for each
                              Receivable is equal to the difference (if positive) between (A) the present value of the scheduled and unpaid payments on the Receivable discounted monthly at an annual rate equal to the Initial Cutoff Date APR or the Subsequent Cutoff Date APR, as applicable, minus (B) the present value of the scheduled and unpaid payments on the Receivable discounted monthly at an annual rate equal to its individual APR.

                            "Expected Excess Spread" means, for any
                              Subsequent Transfer Date, an amount
                              determined by the Servicer to represent
                              excess cash flows from the Receivables that can reasonably be expected to be available to cover Maximum Yield Supplement Amounts, provided that each of the rating agencies for the Notes has confirmed that use of such amount determined by the Servicer in calculating the Required Yield Supplement Balance for the Subsequent Transfer Date will not result in a withdrawal or downgrade of its rating of any class of Notes.

Spread Account.............The Servicer will establish and maintain in the name of the Indenture Trustee a collateral account (the "Spread Account") into which funds will be deposited from time to time. Funds on deposit in the Spread Account will be available on each Payment Date to cover shortfalls in distributions of interest and principal on the Notes. Funds on deposit in the Spread Account will not be used to cover shortfalls in any distributions on the Certificates. The Spread Account will be created with an initial deposit by the Seller of $7,996,999.25. On each Subsequent Transfer Date, cash or eligible investments having a value approximately equal to 2.00% of the aggregate Contract Value of the Subsequent Receivables conveyed to the trust on such Subsequent Transfer Date will be withdrawn from the Pre-Funding Account and deposited in the Spread Account.

                            Amounts in the Spread Account on any Payment
                              Date (after giving effect to all
                              distributions to be made on such Payment
                              Date) in excess of the lesser of: (a) 2.00% of the Initial Pool Balance and (b) the Note Balance will be distributed to the Seller.

Priority of Distributions...Collections on the Receivables with respect to each collection period will be applied on the related Payment Date in the priority indicated below:

                                  (i)     accrued and unpaid Administration
                                          Fees through the end of the related
                                          Collection Period;
                                  (ii)    accrued and unpaid interest on the
                                          Class A Notes;
                                  (iii)   accrued and unpaid interest on the
                                          Class B Notes;
                                  (iv)    the Principal Distribution Amount to
                                          pay principal:
                                               o to the extent of the Class A
                                                 Noteholders'
                                          Monthly Principal Distributable
                                          Amount, 100% to the holders of
                                          the various Classes of Class A Notes,
                                          sequentially, so that no principal
                                          will be paid on any Class of Class A
                                          Notes until each Class of Class A
                                          Notes with a lower numerical
                                          designation has been paid in full
                                          (e.g., no principal will be paid on
                                          the Class A-2 Notes until the Class
                                          A-1 Notes have been paid in full);
                                               o  to the extent of the Class B
                                                  Noteholders' Monthly Principal
                                                  Distributable Amount, to the
                                                  holders of the Class B Notes
                                                  until paid in full;

                                  (v)     to the Spread Account, to the extent
                                          necessary so that the balance on
                                          deposit therein will not be less than
                                          the Specified Spread Account Balance;
                                  (vi)    to the Yield Supplement Account, to
                                          the extent necessary so that the
                                          balance on deposit therein will
                                          not be less than the Required Yield
                                          Supplement Account Balance;
                                  (vii)   accrued and unpaid interest on the
                                          Certificates;
                                  (viii)  the Certificateholders' Principal
                                          Distributable Amount;
                                  (ix)    accrued and unpaid Servicing Fees
                                          through the end of the related
                                          Collection Period, except that if
                                          neither Case Credit nor any of
                                          its affiliates is the Servicer, the
                                          amounts described in this clause will
                                          be paid prior to any other application
                                          of funds on deposit in the Collection
                                          Account; and
                                  (x) the remaining balance, if any, to the Seller.

                              After an Event of Default and acceleration of the Notes (and, if any Notes remain outstanding, on and after the Final Scheduled Maturity Date), principal payments will be made first to Class A Noteholders ratably according to the amounts due on the Class A Notes for principal and then to the Class B Noteholders until the outstanding principal amount of the Class B Notes has been paid in full.

                               As used herein:

                            "Certificateholders' Principal Distributable
                               Amount" means, on any payment date, the
                               remainder, if any, of the Principal
                               Distributable Amount for that payment date after subtracting the Class A Noteholders' Monthly Principal Distributable Amount and the Class B Noteholders' Monthly Principal Distributable Amount; provided that (a) in no event shall the Certificateholders' Principal Distributable Amount exceed the outstanding principal amount of Certificates, and (b) on the Final Scheduled Maturity Date, the Certificateholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary to reduce the outstanding principal amount of Certificates to zero.

Tax Status.................It is contemplated that the Notes will be characterized as debt for Federal income tax purposes and the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

ERISA Considerations.......Subject to certain considerations, it is contemplated that the Notes will be eligible for purchase by employee benefit plans.

Legal Investment...........It is contemplated that the A-1 Notes will be eligible for purchase by money market funds under paragraph (a)(10) of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Rating of the Notes........It is a condition to the issuance of the Notes that the A-1 Notes be rated in the highest short-term rating category, that the A-2 Notes, A-3 Notes and A-4 Notes be rated in the highest long-term rating category and that the Class B Notes be rated at least in the "A" category or its equivalent, in each case by at least two nationally recognized statistical rating agencies. There can be no assurance that such ratings will not be lowered or withdrawn by a rating agency if circumstances so warrant.

Risk Factors...............Before making an investment decision, prospective investors should consider the factors that will be set forth under the caption "Risk Factors" in the Prospectus Supplement and the Prospectus.

    For purposes of the data in the following tables, "Contract Value" for each: (a) Standard Precomputed Receivable has been calculated as the sum of
(i) the present value of the future scheduled payments on such Receivable as of the Initial Cutoff Date discounted monthly at an annual rate equal to the adjusted APR of such Receivable and (ii) an amount attributable to past due payments, and (b) precomputed simple rebate Receivable has been deemed to equal the current balance plus accrued interest of that Receivable shown on the Servicer's records as of the Initial Cutoff Date.

                    Composition of the Receivables Pool
                       as of the Initial Cutoff Date


                                          Weighted      Weighted
 Initial     Aggregate                     Average       Average       Average
 Cutoff      Contract       Number of     Remaining     Original      Contract
Date APR      Value        Receivables      Term          Term          Value
--------     ---------     -----------     -------      --------       ------

 8.519%   $400,219,567.34    10,953     49.45 months   52.45 months  $36,539.72



                    Composition of the Receivables Pool
                       as of the Initial Cutoff Date
                            by Receivables Type

                                                                     Percent of
                                  Number of        Aggregate          Aggregate
     Receivables Type             Receivables     Contract Value    Contract Value
     ----------------            ------------    --------------     --------------
Retail Installment Contracts........  9,648     $349,810,852.52          87.40%

Full Payout Leases..................  1,305       50,408,714.82          12.60
                                      -----       -------------          -----
 Total.............................. 10,953     $400,219,567.34         100.00%
                                     ======      ===============        =======



                                                                       page 9


 Distribution by Note APR of the Receivables Pool as of the Initial Cutoff Date

                                                                      Percent of
                                                                       Aggregate
                                         Number of          Aggregate   Contract
Note APR Range                         Receivables     Contract Value     Value
--------------                         -----------     --------------    -------
  3.000% to 3.999%.....................        280  $    8,033,350.51     2.01%
  4.000% to 4.999%.....................        472      15,612,925.16     3.90
  5.000% to 5.999%.....................        571      25,601,704.17     6.40
  6.000% to 6.999%.....................      1,032      25,902,106.41     6.47
  7.000% to 7.999%.....................      1,605      51,095,433.60    12.77
  8.000% to 8.999%.....................      1,639     109,001,593.61    27.24
  9.000% to 9.999%.....................      2,569     102,754,639.67    25.67
10.000% to 10.999%.....................      1,916      36,984,556.07     9.24
11.000% to 11.999%.....................        373       9,418,519.09     2.35
12.000% to 12.999%.....................        186       5,685,404.00     1.42
13.000% to 13.999%.....................         98       2,871,825.66     0.72
14.000% to 14.999%.....................         56       1,813,947.23     0.45
15.000% to 15.999%.....................         43       1,373,031.54     0.34
16.000% to 16.999%.....................         28       1,017,172.29     0.25
17.000% to 17.999%.....................         80       2,924,427,12     0.73
18.000% to 18.999%.....................          4         121,301.29     0.03
20.000% to 20.999%.....................          1           7,629.92     0.00
                                         ---------    ----------------   -------

Total..................................     10,953    $400,219,567.34   100.00%
                                            ======    ===============   =======

           Distribution by Equipment Type of the Receivables Pool
                       as of the Initial Cutoff Date
                                                                     Percent of
                                                                      Aggregate
                                      Number of       Aggregate       Contract
Type                                Receivables    Contract Value       Value
----                                -----------    --------------     ---------
Agricultural
     New..............................   2,281    $  84,493,684.28       21.11%
     Used.............................    4,096     130,518,089.79       32.61
Construction
     New..............................    2,359      96,970,026.43       24.23
     Used.............................    1,978      68,013,998.69       16.99
Forestry
     New..............................       94       9,735,005.41        2.43
     Used.............................      145      10,488,762.74        2.62
                                         ------  -----------------  -----------

Total.................................   10,953    $400,219,567.34      100.00%
                                        =======   ================    =========


         Distribution by Payment Frequency of the Receivables Pool
                       as of the Initial Cutoff Date
                                                                     Percent of
                                                                      Aggregate
                                     Number of       Aggregate        Contract
Frequency                          Receivables      Contract Value     Value
---------                          -----------      --------------     ------
Annual(1).............................   4,573    $  175,418,576.27      43.83%
Semi-Annual...........................     356        14,445,660.09       3.61
Quarterly.............................     129         3,952,431.40       0.99
Monthly...............................   5,895       206,402,899.58      51.57
                                         -----     --------------       -------

Total.................................  10,953      $400,219,567.34     100.00%
                                        ======      ===============     =======

---------------------
(1) Approximately 36.07% , 18.73%, 7.02%, 2.27%, 0.98%, 0.86%, 1.28%,
1.19%, 6.64%, 1.01%, 4.29% and 19.65% of the Receivables have scheduled payments within the collection periods relating to the Payment Dates in January, February, March, April, May, June, July, August, September, October, November and December, respectively.

       Distribution by Current Contract Value of the Receivables Pool
                       as of the Initial Cutoff Date
                                                                   Percent of
          Contract                                                  Aggregate
            Value                      Number of       Aggregate     Contract
            Range                      Receivables   Contract Value    Value
          --------                     -----------   -------------- ---------

        Up to $4,999.99 ...............     854    $  2,884,224.25    0.72%
  $5,000.00 to $9,999.99 ..............   1,638      12,056,071.66     3.01
 $10,000.00 to $14,999.99 .............   1,452      17,911,511.73     4.48
 $15,000.00 to $19,999.99 .............   1,077      18,633,556.88     4.66
 $20,000.00 to $24,999.99 .............     837      18,663,269.56     4.66
 $25,000.00 to $29,999.99 .............     626      17,124,602.50     4.28
 $30,000.00 to $34,999.99 .............     556      18,046,197.71     4.51
 $35,000,00 to $40,999.99 .............     511      19,112,226.70     4.78
 $40,000,00 to $44,999.99 .............     431      18,290,703.17     4.57
 $45,000.00 to $49,999.99 .............     403      19,123,749.36     4.78
 $50,000.00 to $54,999.99 .............     348      18,238,261.91     4.56
 $55,000.00 to $59.999.99 .............     292      16,759,342.14     4.19
 $60,000.00 to $64,999.99 .............     244      15,176,042.58     3.79
 $65,000.00 to $69,999.99 .............     206      13,904,513.15     3.47
 $70,000.00 to $74,999.99 .............     154      11,177,817.94     2.79
 $75,000.00 to $99,999.99 .............     609      52,525,066.88    13.12
$100,000.00 to $199.999.99 ............      631      80,711,623.06   20.17
$200,000.00 to $299,999.99.............      48      11,660,814.36     2.91
     $300,000.00 and over .............      36      18,219,971.80     4.55
                                           -----     -------------    ------

Total                        ..........   10,953    $400,219,567.34  100.00%
                                          ======    ===============  =======

              Geographic Distribution of the Receivables Pool
                       as of the Initial Cutoff Date

                          Percent of                                  Percent of
                           Aggregate                                  Aggregate
                            Contract                                   Contract
State(1)                     Value        State(1)                      Value
--------                -------------     --------                    ----------
Alabama....................  2.34%        Nebraska.....................  3.54%
Alaska.....................  0.07         Nevada.......................  0.68
Arizona....................  2.06         New Hampshire................  0.19
Arkansas...................  4.48         New Jersey...................  0.75
California.................  3.61         New Mexico...................  0.69
Colorado...................  3.00         New York.....................  1.50
Connecticut................  0.23         North Carolina...............  1.80
Delaware...................  0.32         North Dakota.................  1.17
Florida....................  3.10         Ohio.........................  2.23
Georgia....................  3.24         Oklahoma.....................  2.04
Hawaii.....................  0.06         Oregon.......................  1.29
Idaho......................  0.90         Pennsylvania.................  1.90
Illinois...................  6.32         Rhode Island.................  0.00
Indiana....................  3.51         South Carolina...............  1.35
Iowa.......................  6.03         South Dakota.................  2.70
Kansas.....................  2.64         Tennessee....................  2.17
Kentucky...................  1.42         Texas........................  7.58
Louisiana..................  2.13         Utah.........................  1.05
Maine......................  0.34         Vermont......................  0.25
Maryland...................  0.79         Virginia.....................  1.23
Massachusetts..............  0.29         Washington...................  1.84
Michigan...................  2.64         West Virginia................  0.13
Minnesota..................  4.42         Wisconsin....................  2.47
Mississippi................  2.38         Wyoming......................  0.26
Missouri...................  3.87                                      ------
Montana....................  1.00              Total...................100.00%
                                                                       =======

------------------
(1) Based upon billing addresses of the obligors.

Delinquencies, Repossessions, and Net Losses

     Set forth below is certain information concerning Case Credit's experience pertaining to the entire portfolio of United States retail agricultural and construction receivables that it services, including receivables previously sold to trusts under prior asset-backed securitizations. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables of the trust will be comparable to that set forth below.


                                                            Delinquency Experience (1)
                                                                    At December 31,
----------------------------------------------------------------------------------------------------------------------------
                        1998                 1997                   1996                   1995                 1994
               ------------------  --------------------  -----------------------  -------------------  ---------------------
                                                                        (Dollars in Millions)

               Number of             Number of             Number of              Number of             Number of
               Contracts   Amount    Contracts   Amounts   Contracts    Amount    Contracts    Amount   Contracts     Amount


Portfolio.....   153,959  $4,150.3    145,101    $3,623.3    135,211    $3,262.4    135,722    $3,093.1   128,891    $2,641.0
Period of
Delinquency
31-60 days....     3,100     104.1      2,649        74.2      2,031        45.9      1,927        33.5     1,457        18.4
60 Days or More    3,251     133.0      2,502        65.3      1,778        36.3      1,509        18.5       855         9.4
                   -----     -----      -----        ----      -----        ----      -----        ----       ---         ---
Total
 Delinquencies     6,351     237.1      5,151      $139.5     $3,809       $82.2      3,436       $52.0     2,312       $27.8
Total
Delinquencies as
a Percent of the
Portfolio.....       4.1%      5.7%       3.6%        3.9%       2.8%        2.5%       2.5%        1.7%      1.8%        1.0%

-----------------------------

(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each retail installment sale contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on equipment other than agricultural and construction equipment and includes the receivables that remained with Tenneco Credit Corporation and previously sold contracts that Case Credit continues to service. Case Credit treats a receivable as delinquent when it is one day past due.


                  Credit Loss/Repossession Experience(1)
                          Year Ended Decemberf 31,
--------------------------------------------------------------------------------


                               1998       1997         1996     1995     1994
                             ---------  ---------  ---------- --------  --------

                                               (Dollars in Millions)
Average Gross Portfolio
 Outstanding During the
 Period........................ 3,886.8  $3,442.9  $3,155.5 $2,857.7  $2,511.2
Repossessions as a Percent
 of Average Gross Portfolio
 Outstanding...................   1.22%     1.20%     1.07%    1.14%     1.33%
Net Losses as a Percent of
 Liquidations (2)(3)(4)........   0.53%     0.34%     0.15%    0.22%     0.36%
Net Losses as a Percent
 of Average Gross Portfolio
 Outstanding (2)(3)............   0.29%     0.20%     0.08%    0.11%     0.19%


-----------------------------

(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each retail installment sale contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on equipment other than agricultural and construction equipment and includes the receivables that remained with Tenneco Credit Corporation and previously sold contracts that Case Credit continues to service.

(2) A portion of the contracts provide for recourse to Dealers. Approximately 16%, 25%, 25%, 22% and 22% of the aggregate amounts scheduled to be paid on the contracts acquired during the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively, provide for recourse to Dealers (excluding some contracts which provide for partial recourse to Dealers through the Dealers' reserve accounts). In the event of defaults by the obligor under any such contract, the contract is required to be repurchased by the Dealer for an amount generally equal to all amounts due and unpaid thereunder. As a result, any losses under any such contract are incurred by the Dealer.

(3) Net losses are equal to the aggregate of the principal balances of all contracts (plus accrued but unpaid interest thereon) that are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, excluding any losses resulting from repossession expenses and excluding any recoveries from Dealers' reserve accounts.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of cash payments and charge-offs.

                     WEIGHTED AVERAGE LIFE OF THE NOTES

     The following tables indicate the projected weighted average life of each Class of Notes (assuming the Servicer exercises its clean-up call) and sets forth the percent of the initial principal balance of each Class of Notes that is projected to be outstanding after each of the Payment Dates shown at various constant prepayment rate ("CPR") percentages.

   Percent of Initial Principal Amount of the Notes at Various CPR Percentages

                                  A-1 Notes                   A-2 Notes
                      ------------------------------  --------------------------
Payment Date             0%   13%  15%    17%   19%    0%   13%    15%  17%  19%
------------            ---- ----  ---    ---   ----  ---   ---    ---  ---  ---

Closing Date ...........100   100  100    100   100   100   100    100  100  100
April, 1999 ............ 89    84   83     82    81   100   100    100  100  100
May, 1999 .............. 80    68   66     63    61   100   100    100  100  100
June, 1999 ............. 69    48   44     41    37   100   100    100  100  100
July, 1999.............. 57    26   21     15    10   100   100    100  100  100
August, 1999............ 46     5    0      0     0   100   100    100   98   96
September, 1999......... 32     0    0      0     0   100    96     93   91   89
October, 1999........... 20     0    0      0     0   100    90     88   85   83
November,1999...........  7     0    0      0     0   100    85     82   79   76
December, 1999..........  0     0    0      0     0    96    77     74   70   67
January, 2000...........  0     0    0      0     0    87    66     63   59   56
February, 2000..........  0     0    0      0     0    79    56     53   49   46
March , 2000............  0     0    0      0     0    72    48     44   40   37
April, 2000.............  0     0    0      0     0    66    41     37   33   29
May, 2000...............  0     0    0      0     0    63    36     32   28   24
June, 2000..............  0     0    0      0     0    60    32     28   23   19
July, 2000..............  0     0    0      0     0    57    28     23   19   14
August, 2000              0     0    0      0     0    55    24     19   14   10
September, 2000.........  0     0    0      0     0    51    19     14   10    5
October, 2000...........  0     0    0      0     0    48    15     10    5    1
November, 2000..........  0     0    0      0     0    45    11      6    1    0
December, 2000..........  0     0    0      0     0    39     4      0    0    0
January, 2001...........  0     0    0      0     0    29     0      0    0    0
February, 2001..........  0     0    0      0     0    20     0      0    0    0
March, 2001.............  0     0    0      0     0    13     0      0    0    0
April, 2001.............  0     0    0      0     0     8     0      0    0    0
May, 2001...............  0     0    0      0     0     4     0      0    0    0
June, 2001..............  0     0    0      0     0     1     0      0    0    0
July, 2001..............  0     0    0      0     0     0     0      0    0    0
August, 2001............  0     0    0      0     0     0     0      0    0    0
September, 2001.........  0     0    0      0     0     0     0      0    0    0
October, 2001...........  0     0    0      0     0     0     0      0    0    0
November, 2001..........  0     0    0      0     0     0     0      0    0    0
December, 2001..........  0     0    0      0     0     0     0      0    0    0
January, 2002...........  0     0    0      0     0     0     0      0    0    0
February, 2002..........  0     0    0      0     0     0     0      0    0    0
March, 2002.............  0     0    0      0     0     0     0      0    0    0
April, 2002.............  0     0    0      0     0     0     0      0    0    0
May, 2002...............  0     0    0      0     0     0     0      0    0    0
June, 2002..............  0     0    0      0     0     0     0      0    0    0
July, 2002..............  0     0    0      0     0     0     0      0    0    0
August, 2002............  0     0    0      0     0     0     0      0    0    0
September, 2002.........  0     0    0      0     0     0     0      0    0    0
October, 2002...........  0     0    0      0     0     0     0      0    0    0
November, 2002..........  0     0    0      0     0     0     0      0    0    0
December, 2002..........  0     0    0      0     0     0     0      0    0    0
January, 2003...........  0     0    0      0     0     0     0      0    0    0
February, 2003            0     0    0      0     0     0     0      0    0    0
March, 2003.............  0     0    0      0     0     0     0      0    0    0
April, 2003.............  0     0    0      0     0     0     0      0    0    0
Weighted Average Life  0.41  0.27 0.26   0.25  0.23  1.49  1.10   1.05 1.00 0.95
(years)(1)

-----------------------------

(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of such Note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.

 Percent of Initial Principal Amount of the Notes at Various CPR Percentages

Payment Date                   A-3 Notes                     A-4 Notes
                    -----------------------------   ----------------------------
                         0%   13%  15%  17%   19%    0%   13%  15%   17%   19%
                        ---   ---  ---  ---   ---   ---   ---  ---   ---   ---
Closing Date........... 100   100  100  100   00    100   100  100   100   100
April, 1999............ 100   100  100  100   00    100   100  100   100   100
May, 1999.............. 100   100  100  100   00    100   100  100   100   100
June, 1999............. 100   100  100  100   00    100   100  100   100   100
July, 1999............. 100   100  100  100   00    100   100  100   100   100
August, 1999........... 100   100  100  100   00    100   100  100   100   100
September, 1999........ 100   100  100  100   00    100   100  100   100   100
October, 1999.......... 100   100  100  100   00    100   100  100   100   100
November, 1999......... 100   100  100  100   00    100   100  100   100   100
December, 1999......... 100   100  100  100   00    100   100  100   100   100
January, 2000.......... 100   100  100  100   00    100   100  100   100   100
February, 2000......... 100   100  100  100   00    100   100  100   100   100
March, 2000............ 100   100  100  100   00    100   100  100   100   100
April, 2000............ 100   100  100  100   00    100   100  100   100   100
May, 2000.............. 100   100  100  100   00    100   100  100   100   100
June, 2000............. 100   100  100  100   00    100   100  100   100   100
July, 2000............. 100   100  100  100   00    100   100  100   100   100
August, 2000........... 100   100  100  100   00    100   100  100   100   100
September, 2000........ 100   100  100  100   00    100   100  100   100   100
October, 2000.......... 100   100  100  100   00    100   100  100   100   100
November, 2000......... 100   100  100  100   91    100   100  100   100   100
December, 2000......... 100   100   99   88   78    100   100  100   100   100
January, 2001.......... 100    90   79   69   59    100   100  100   100   100
February, 2001......... 100    72   62   52   42    100   100  100   100   100
March, 2001............ 100    57   47   37   28    100   100  100   100   100
April, 2001............ 100    46   36   26   17    100   100  100   100   100
May, 2001.............. 100    38   28   18    8    100   100  100   100   100
June, 2001............. 100    31   21   11    2    100   100  100   100   100
July, 2001.............  97    24   14    5    0    100   100  100   100    97
August, 2001...........  91    18    8    0    0    100   100  100    99    93
September, 2001........  84    11    1    0    0    100   100  100    94    89
October, 2001..........  78     4    0    0    0    100   100   96    90    85
November, 2001.........  71     0    0    0    0    100    98   92    86    80
December, 2001.........  58     0    0    0    0    100    92   86    80    74
January, 2002..........  37     0    0    0    0    100    82   76    71    66
February, 2002.........  19     0    0    0    0    100    73   68    63    58
March, 2002............   3     0    0    0    0    100    66   61    56    52
April, 2002............   0     0    0    0    0     95    60   56    52    47
May, 2002..............   0     0    0    0    0     91    57   52    48    44
June, 2002.............   0     0    0    0    0     88    54   50    46    42
July, 2002.............   0     0    0    0    0     85    51   47    43    39
August, 2002...........   0     0    0    0    0     82    49   45    41    37
September, 2002........   0     0    0    0    0     78    46   42    38    34
October, 2002..........   0     0    0    0    0     75    43   39    36    32
November, 2002.........   0     0    0    0    0     71    41   37    33    30
December, 2002.........   0     0    0    0    0     65    36   33    29     0
January, 2003..........   0     0    0    0    0     54    30    0     0     0
February, 2003.........   0     0    0    0    0     46     0    0     0     0
March, 2003............   0     0    0    0    0     39     0    0     0     0
April, 2003............   0     0    0    0    0     34     0    0     0     0
May, 2003..............   0     0    0    0    0     32     0    0     0     0
June, 2003.............   0     0    0    0    0     30     0    0     0     0
July, 2003.............   0     0    0    0    0     29     0    0     0     0
August, 2003...........   0     0    0    0    0     28     0    0     0     0
September, 2003........   0     0    0    0    0      0     0    0     0     0
October, 2003..........   0     0    0    0    0      0     0    0     0     0
Weighted Average Life  2.78  2.15 2.07 2.00 1.93   3.93  3.39 3.31  3.25  3.16
(years)(1)

--------------------------

(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of the Note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the Note.

 Percent of Initial Principal Amount of the Notes at Various CPR Percentages

Payment Date                                    Class B Notes
                                 -------------------------------------------
                                      0%      13%      15%      17%      19%
                                     ---      ---      ---      ---      ---
Closing Date....................     100      100      100     100      100
April, 1999.....................     100       98       98      98       98
May, 1999.......................     100       97       97      96       96
June, 1999......................     100       95       94      94       94
July, 1999......................     100       92       92      91       91
August, 1999....................     100       90       90      89       88
September, 1999.................     100       88       87      86       85
October, 1999...................     100       86       85      84       83
November, 1999..................     100       84       83      81       80
December, 1999..................     100       81       79      78       77
January, 2000...................      85       76       75      74       72
February, 2000..................      81       73       71      70       68
March, 2000.....................      79       69       68      66       65
April, 2000.....................      77       67       65      63       62
May, 2000.......................      75       65       63      61       60
June, 2000......................      74       63       61      60       58
July, 2000......................      73       61       60      58       56
August, 2000....................      72       60       58      56       54
September, 2000.................      71       58       56      54       52
October, 2000...................      69       56       54      52       51
November, 2000..................      68       55       53      51       49
December, 2000..................      66       52       50      48       46
January, 2001...................      62       48       47      45       43
February, 2001..................      58       45       43      41       40
March, 2001.....................      55       42       41      39       37
April, 2001.....................      53       40       39      37       35
May, 2001.......................      52       39       37      35       33
June, 2001......................      51       38       36      34       32
July, 2001......................      50       36       35      33       31
August, 2001....................      49       35       33      32       30
September, 2001.................      47       34       32      30       28
October, 2001...................      46       33       31      29       27
November, 2001..................      45       31       30      28       26
December, 2001..................      43       29       28      26       24
January, 2002...................      39       26       25      23       22
February, 2002..................      35       24       22      21       20
March, 2002.....................      33       22       20      19       18
April, 2002.....................      31       20       19      17       16
May, 2002.......................      29       19       18      16       15
June, 2002......................      28       18       17      16       15
July, 2002......................      27       17       16      15       14
August, 2002....................      26       17       15      14       13
September, 2002.................      25       16       15      13       12
October, 2002...................      24       15       14      13       12
November, 2002..................      23       14       13      12       11
December, 2002..................      21       13       12      11        0
January, 2003...................      18       11        0       0        0
February, 2003..................      16        0        0       0        0
March, 2003.....................      14        0        0       0        0
April, 2003.....................      12        0        0       0        0
May, 2003.......................      12        0        0       0        0
June, 2003......................      11        0        0       0        0
July, 2003......................      11        0        0       0        0
August, 2003....................      10        0        0       0        0
September, 2003.................       0        0        0       0        0
October, 2003...................       0        0        0       0        0
November, 2003..................       0        0        0       0        0
Weighted Average Life (years)(1)    2.45     1.95     1.89     1.84     1.78
-----------------------------

(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of the Note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the Note.

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